Exhibit 10.1

FIRST AMENDMENT TO

CREDIT AGREEMENT

This First Amendment to Credit Agreement (the “First Amendment”) is made as of the 25th day of April, 2007, by and among

GAMESTOP CORP., a corporation organized under the laws of the State of Delaware having a place of business at 625 Westport Parkway, Grapevine, Texas 76051, as Lead Borrower for the Borrowers listed on Schedule I annexed hereto;

the BORROWERS party hereto;

the LENDERS party hereto;

BANK OF AMERICA, N.A., a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110, and CITICORP NORTH AMERICA, INC., a Delaware corporation having a place of business at 388 Greenwich Street, 20th Floor, New York, New York 10013, as Issuing Banks; and

BANK OF AMERICA, N.A., a national banking association, having a place of business at 100 Federal Street, Boston, Massachusetts 02110, as Administrative Agent and Collateral Agent for the Secured Parties; and

CITICORP NORTH AMERICA, INC., a Delaware corporation having a place of business at 388 Greenwich Street, 20th Floor, New York, New York 10013, as Syndication Agent; and

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., having a place of business at 222 North LaSalle Street, 16th Floor, Chicago, Illinois 60601, as Documentation Agent;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

WITNESSETH

WHEREAS, the parties hereto have entered into a Credit Agreement dated as of October 11, 2005 (as amended, restated, supplemented and otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, certain of the Borrowers have merged into others of the Borrowers or have been dissolved; and

WHEREAS, the parties hereto have agreed to amend certain provisions of the Credit Agreement as set forth herein.

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NOW THEREFORE, it is hereby agreed as follows:

1.	Definitions: All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.
2.	Amendments to Article I. The provisions of Article I of the Credit Agreement are hereby amended as follows:
a.	The definition of “Applicable Margin” is hereby deleted in its entirety and the following is substituted in its stead:

“Applicable Margin” means, commencing as of the date which is the First Amendment Effective Date, the rates for Prime Rate Loans and LIBO Loans set forth below:

Level	Consolidated Leverage Ratio	Prime Rate Loans	LIBO Loans
I	Consolidated Leverage Ratio equal to or greater than 3.50 to 1.00	0.25%	1.50%
II	Consolidated Leverage Ratio equal to or greater than 1.00 to 1.00 and less than 3.50 to 1.00	0%	1.25%
III	Consolidated Leverage Ratio less than 1.00 to 1.00	0%	1.00%

The Applicable Margin shall be adjusted quarterly, commencing with the fiscal quarter ending May 5, 2007, based on the financial statements and compliance certificate required to be delivered pursuant to Sections 5.1(b) and 5.1(c) below. Any interest rate change shall be effective two (2) Business Days after the date of the Administrative Agent’s receipt of the financial statements and compliance certificate required to be delivered pursuant to Sections 5.1(b) and 5.1(c) below. Upon the occurrence of an Event of Default, at the option of the Administrative Agent or at the direction of the Required Lenders, interest shall be determined in the manner set forth in Section 2.10.

b.	The definition of “EB Borrower Group” is hereby deleted in its entirety and the following substituted in its stead:

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“EB Borrower Group” means, individually and collectively, Electronics Boutique Holdings Corp., EB Catalog Company, Inc., ELBO Inc., and EB International Holdings, Inc.

c.	The definition of “GameStop Borrower Group” is hereby deleted in its entirety and the following substituted in its stead:

“GameStop Borrower Group” means, individually and collectively, GameStop Corp., GameStop Holdings Corp., GameStop, Inc., Sunrise Publications, Inc., Marketing Control Services, Inc., GameStop Brands, Inc., GameStop of Texas (GP), LLC, GameStop (LP), LLC and GameStop Texas LP.

d.

The definition of “Loan Documents” is hereby amended by adding “or any Lender” after each of “the Administrative Agent, the Collateral Agent or any of their respective Affiliates” in clause (i) thereof and after “the Administrative Agent, the Collateral Agent, the Arrangers or any of their respective Affiliates” in clause (ii) thereof.

e.	The definition of “Maturity Date” is hereby deleted in its entirety and the following substituted in its stead:

“Maturity Date” means April 25, 2012.

f.	The definition of “Obligations” is hereby amended by adding “or any Lender” after “any of the Arrangers or any of their respective Affiliates” in clause (c) thereof.
g.	The definition of “Subsidiary Borrowers” is hereby deleted in its entirety and the following substituted in its stead:

“Subsidiary Borrowers” means, individually and collectively, GameStop Holdings Corp., GameStop, Inc., Sunrise Publications, Inc., Marketing Control Services, Inc., GameStop Brands, Inc., GameStop of Texas (GP), LLC, GameStop (LP), LLC, GameStop Texas LP, Electronics Boutique Holdings Corp., EB Catalog Company, Inc., ELBO Inc., EB International Holdings, Inc., and any other Subsidiary which becomes a Borrower.

h.	The following new definitions are hereby added to Article I of the Credit Agreement in appropriate alphabetical order:
i.	“First Amendment Effective Date” means April 25, 2007.
ii.

“Permitted Foreign Acquisition” means an Investment made by a Foreign Subsidiary of any Borrower in, a purchase of the capital stock or other equity interests of, or the acquisition of all or a substantial portion of the

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assets or properties of, any Person, the entering into any exchange of securities with any Person, or the entering into any transaction, merger or consolidation of any Person, or any acquisition of any retail store locations of any Person, in each case, that is organized under the laws of a jurisdiction other than the United States of America or any state thereof or the District of Columbia, in each case which satisfies each of the following conditions:

(i)	The Acquisition is of a business permitted to be conducted by the Borrowers pursuant to Section 6.3(b) hereof; and
(ii)	Prior to and after giving effect to the Acquisition, no Default or Event of Default will exist or will arise therefrom; and
(iii)	If a Borrower shall merge with such other Person, such Borrower shall be the surviving party of such merger; and
(iv)	Each of the Payment Conditions shall have been satisfied; and
(v)

The total consideration paid or payable in connection with the Acquisition does not exceed (A) $150,000,000 for any one transaction or a series of related transactions, (B) $250,000,000 for all such transactions in any twelve month period, or (C) $500,000,000 in the aggregate for all such acquisitions from and after the Closing Date.

3.	Amendments to Article II. The provisions of Section 2.12 of the Credit Agreement are hereby deleted in their entirety and the following is substituted in their stead:

2.12. Unused Commitment Fee. The Borrowers shall pay to the Administrative Agent for the account of the Lenders, a commitment fee (the “Commitment Fee”) computed at a rate per annum of 0.25% (on the basis of actual days elapsed in a year of 360 days) of the average daily balance of the Unused Commitment for each day commencing on and including the First Amendment Effective Date and ending on but excluding the Termination Date. Upon the occurrence of an Event of Default, at the option of the Administrative Agent or at the direction of the Required Lenders, the Commitment Fee shall be determined in the manner set forth in Section 2.10. The Commitment Fee so accrued in any calendar quarter shall be payable on the last day of each calendar quarter, in arrears, commencing April 30, 2007, except that all Commitment Fees so accrued as of the Termination Date shall be payable on the Termination Date. The Administrative Agent shall pay the Commitment Fee to the Lenders based upon their Commitment Percentage.

4.	Amendments to Article V. The provisions of Article V of the Credit Agreement are hereby amended as follows:

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a.	The provisions of Section 5.9(b) of the Credit Agreement are hereby deleted in their entirety and the following is substituted in their stead:

(b)          Each Borrower will, and will cause each other member of the Borrower Affiliated Group to, from time to time upon the reasonable request and reasonable prior notice of the Collateral Agent or the Required Lenders through the Administrative Agent, permit any Agent or professionals (including consultants, accountants, lawyers and appraisers) retained by the Agents to conduct appraisals, commercial finance examinations and other evaluations, including, without limitation, of (i) the Borrowers’ practices in the computation of the Borrowing Base and (ii) the assets included in the Borrowing Base and related financial information such as, but not limited to, sales, gross margins, payables, accruals and reserves, and pay the reasonable fees and expenses of the Agents or such professionals with respect to such evaluations and appraisals, provided that so long as the Credit Extensions at any time do not exceed $250,000,000, the Borrowers shall be responsible only for the costs and expenses of one such appraisal and one commercial finance examination in any twelve month period following the Closing Date, and if the Credit Extensions at any time exceed $250,000,000 during any such twelve month period, then the Borrowers shall be responsible only for the costs and expenses of two such appraisals and two commercial finance examinations in any twelve month period following the Closing Date. Notwithstanding the foregoing limitations on the Borrowers’ obligation to pay the expenses for appraisals and commercial finance examinations prior to the occurrence of an Event of Default, the Administrative Agent may, (i) in its sole discretion, elect not to conduct any such appraisals or commercial finance examinations in any twelve month period if the Credit Extensions do not exceed $100,000,000 at any time during such twelve month period, (ii) undertake such additional appraisals and commercials finance examinations prior to the occurrence of an Event of Default as it, in its Permitted Discretion, deems necessary, at the expense of the Lenders, and (iii) if an Event of Default shall have occurred and be continuing, undertake such additional appraisals and commercial finance examinations at the Borrowers’ expense as it deems appropriate.

b.	The provisions of Section 5.13 of the Credit Agreement are hereby amended by adding the words ,“except as provided in Section 6.1(b) hereof” at the end of such Section.
5.	Amendments to Article VI. The provisions of Article VI of the Credit Agreement are hereby amended as follows:
a.	The provisions of Section 6.1 of the Credit Agreement are hereby amended as follows:
i.	By deleting the provisions of Section 6.1(b) of the Credit Agreement in their entirety and substituting the following in their stead:

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(b)

Indebtedness created under the Senior Note Documents, provided that, the principal of the Senior Notes shall not be repaid or prepaid (i) with proceeds of any Credit Extensions unless (A) immediately after giving effect to such payment or prepayment, Excess Availability shall be greater than or equal to twenty percent (20%) of the Borrowing Base, and (B) immediately after giving effect to such repayment or prepayment, on a pro forma basis for a period of twelve (12) months thereafter, the Fixed Charge Coverage Ratio shall be greater than or equal to 1.5:1.0; or (ii) in any other event, except from (A) the proceeds of a debt or equity issuance or from any rollover loans publicly issued or privately placed notes, or exchange notes issued in exchange for the Senior Notes, or (B) cash on hand not representing proceeds of any Credit Extensions;

ii.	By deleting the number “$100,000,000” in the fifth line of Section 6.1(d) of the Credit Agreement and substituting the number “$125,000,000” in its stead.
b.	The provisions of Section 6.4 of the Credit Agreement are hereby amended as follows:
i.	By adding the following the words “and Permitted Foreign Acquisitions” to subsection (a) following the words “Permitted Acquisitions.”
ii.	By deleting the number “$100,000,000” in the fourth line of Section 6.4(e) of the Credit Agreement and substituting the number “$125,000,000” in its stead.
6.	Amendments to Schedules. The Credit Agreement is hereby amended by deleting Schedule 3.13 thereto in its entirety and substituting therefor a new Schedule 3.13 in the form attached hereto.
7.	Conditions to Effectiveness. This First Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:
a.

This First Amendment shall have been duly executed and delivered by the parties hereto. The Administrative Agent shall have received a fully executed copy hereof and of each other document required hereunder.

b.

No material misstatements shall have been made in any of the materials furnished to the Administrative Agent or to the Lenders prior to the closing of this First Amendment. The Administrative Agent shall be satisfied that any financial statements and projections delivered to it fairly present the business and financial condition of the Borrowers and their Subsidiaries, taken as a whole, and that there have been no material adverse change on the assets, business, financial condition

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or income of the Borrowers and their Subsidiaries, taken as a whole, since the date of the most recent financial information delivered to the Administrative Agent.

c.

All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this First Amendment shall have been duly and effectively taken. The Administrative Agent shall have received from the Borrowers true copies of their respective certificate of the resolutions authorizing the transactions described herein, each certified by their secretary or other appropriate officer to be true and complete.

d.	The Borrowers shall have paid the Administrative Agent the fees due in connection herewith.
e.	No Default or Event of Default shall have occurred and be continuing.
f.	The Borrowers shall have provided such additional instruments and documents to the Administrative Agent as the Administrative Agent and its counsel may have reasonably requested.
8.	Miscellaneous.
a.

Except as provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The Borrowers each hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants therein contained. Without limiting the generality of the foregoing, each Borrower hereby acknowledges, confirms and agrees that all Collateral shall continue to secure the Obligations as modified and amended pursuant to this First Amendment and any future modifications, amendments, substitutions or renewals thereof.

b.

Without limiting any of the provisions of the Credit Agreement or other Loan Documents, the Borrowers shall pay all costs and expenses incurred by the Administrative Agent in connection with this First Amendment, including, without limitation, all reasonable attorneys’ fees.

c.

This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, each shall be an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page hereto by telecopy or by electronic email in .pdf format shall be effective as delivery of a manually executed counterpart hereof.

d.	This First Amendment expresses the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions or

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negotiations hereon. Any determination that any provision of this First Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this First Amendment.

e.

THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the date first above written.

GAMESTOP CORP.

GAMESTOP HOLDINGS CORP.

GAMESTOP, INC.

SUNRISE PUBLICATIONS, INC.

ELECTRONICS BOUTIQUE HOLDINGS CORP.

EB CATALOG COMPANY, INC.

ELBO INC.

EB INTERNATIONAL HOLDINGS, Inc.

GAMESTOP BRANDS, INC.,

as Borrowers

By:	/s/ David W. Carlson
Name:	David W. Carlson
Title:	Executive Vice President and Chief Financial Officer

MARKETING CONTROL SERVICES, INC., as a Borrower

By:	/s/ Kevin Weimerskirch
Name:	Kevin Weimerskirch
Title:	President

GAMESTOP (LP), LLC, as a Borrower

By:	/s/ Cathy D. Preston
Name:	Cathy D. Preston
Title:	President

SP-1 to First Amendment to Credit Agreement

GAMESTOP OF TEXAS (GP), LLC, as a Borrower

By:	GameStop, Inc.

By:	/s/ David W. Carlson
Name:	David W. Carlson
Title:	Executive Vice President and Chief Financial Officer

GAMESTOP TEXAS LP, as a Borrower

By:	GameStop of Texas (GP), LLC, its general partner

	By:	GameStop, Inc.

By:	/s/ David W. Carlson
Name:	David W. Carlson
Title:	Executive Vice President and Chief Financial Officer

SP-2 to First Amendment to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent, as Collateral Agent, as Issuing Bank, and as a Lender

By:	/s/ Stephen Garvin
Name:	Stephen Garvin
Title:	Managing Director

SP-3 to First Amendment to Credit Agreement

CITICORP NORTH AMERICA, INC., as Issuing Bank, as Syndication Agent and as a Lender

By:	/s/ Matthew Clendenny
Name:	Matthew Clendenny
Title:	Vice President

SP-4 to First Amendment to Credit Agreement

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as Documentation Agent and as a Lender

By:	/s/ David A. Coleman
Name:	David A. Coleman
Title:	Vice President

SP-5 to First Amendment to Credit Agreement

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By:	/s/ Debra Putzer
Name:	Debra Putzer
Title:	Senior Vice President

SP-6 to First Amendment to Credit Agreement

GMAC COMMERCIAL FINANCE LLC, as a Lender

By:	/s/ David Grabosky
Name:	David Grabosky
Title:	Vice President

SP-7 to First Amendment to Credit Agreement

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

SP-8 to First Amendment to Credit Agreement

WELLS FARGO RETAIL FINANCE LLC, as a Lender

By:	/s/ Emily Abrahamson
Name:	Emily Abrahamson
Title:	Assistant Vice President

SP-9 to First Amendment to Credit Agreement

Schedule I

Borrowers

GAMESTOP CORP.

GAMESTOP HOLDINGS CORP.

GAMESTOP, INC.

SUNRISE PUBLICATIONS, INC.

MARKETING CONTROL SERVICES, INC.

GAMESTOP BRANDS, INC.

GAMESTOP OF TEXAS (GP), LLC

GAMESTOP (LP), LLC

GAMESTOP TEXAS LP

ELECTRONICS BOUTIQUE HOLDINGS CORP.

EB CATALOG COMPANY, INC.

ELBO INC.

EB INTERNATIONAL HOLDINGS, INC.

Schedule I to First Amendment to Credit Agreement

Schedule 3.13

Subsidiaries

1.	GameStop Borrower Group

Name of Subsidiary and Ownership	Jurisdiction of Incorporation	Incorporation/ Organization Date	Class of Securities	No. of Shares Authorized	Shares or Other Equity Interest Outstanding
Gamestop Corp. (formerly GSC Holding Corp.)	Delaware	4/13/05	Class A Common Preferred	300,000,000 5,000,000	153,465,970 0
GameStop Holdings Corp. (formerly GameStop Corp.)	Delaware	8/10/01	Common	1,000	100
Marketing Control Services, Inc. A wholly-owned subsidiary of Gamestop Holdings Corp.	Virginia	7/21/03	Common	1,000	100 shares of common stock
Gamestop, Inc. A wholly-owned subsidiary of Gamestop Holdings Corp.	Minnesota	3/23/88	Class A Common Class B Common	1,000,000 13,000,000	1,000 shares of Class A common stock; 4,000,000 shares of Class B common stock
GameStop Texas LP 99% of member interests owned by GameStop (LP), LLC; 1% of member interests owned by GameStop of Texas (GP), LLC.	Texas	5/27/04	N/A	N/A	N/A
Sunrise Publications, Inc. A wholly-owned subsidiary of Gamestop, Inc.	Minnesota	10/13/94	Common	1,000,000	1,000,000 shares of common stock
Gamestop Brands Inc. A wholly-owned subsidiary of Gamestop, Inc.	Delaware	5/28/04	Common	1,000	100 shares of common stock

Schedule 3.13 to First Amendment to Credit Agreement

Name of Subsidiary and Ownership	Jurisdiction of Incorporation	Incorporation/ Organization Date	Class of Securities	No. of Shares Authorized	Shares or Other Equity Interest Outstanding
Gamestop of Texas (GP), LLC 100% of member interests owned by Gamestop, Inc.	Delaware	5/28/04	N/A	N/A	N/A
Gamestop (LP), LLC 100% of member interests owned by Gamestop, Inc.	Delaware	5/28/04	N/A	N/A	N/A
GameStop Group Limited 51% (3,601 shares) of stock owned by Gamestop, Holdings Corp. (formerly GSC Holdings Corp.)	Ireland	6/23/04	Ordinary	1,000,000	7,060 shares of ordinary stock

Schedule 3.13 to First Amendment to Credit Agreement

2.	EB Borrower Group

Name of Subsidiary and Ownership	Jurisdiction of Incorporation	Incorporation/ Organization Date	Class of Securities	No. of Shares Authorized	Shares or Other Equity Interest Outstanding
Electronics Boutique Holdings Corp. a wholly-owned subsidiary of GameStop Corp.	Delaware	3/13/98	Common	1,000	100 shares of common stock
Electronics Boutique of Canada Inc 100% owned by EB International Holdings, Inc.	Ontario (Toronto)	4/22/93	Common Preference Shares	Unlimited 5,000	4,457.425 0
EB Catalog Company, Inc. a wholly owned subsidiary of Electronics Boutique Holdings Corp.	Nevada	2/4/99	Common	100	100 shares of common stock
ELBO Inc. a wholly owned subsidiary of Electronics Boutique Holdings Corp	Delaware	5/27/98	Common	100	Shares of common stock
EB International Holdings, Inc. a wholly owned subsidiary of Electronics Boutique Holdings Corp	Delaware	3/21/01	Common	1,000	100
Electronics Boutique Australia Pty. Ltd 100% owned by EB International Holdings, Inc.	Australia	2/27/97	Ordinary	10	10 shares of ordinary stock
EBWORLD.COM Pty. a wholly owned subsidiary of Electronics Boutique Australia Pty. Ltd	Denmark	9/4/03	Capital	9,250	9,250
Electronics Boutique Denmark ApS (100% owned by EB Luxembourg Holdings S.a.r.l.)	Denmark	11/28/03	Capital	5,000	5,000

Schedule 3.13 to First Amendment to Credit Agreement

Name of Subsidiary and Ownership	Jurisdiction of Incorporation	Incorporation/ Organization Date	Class of Securities	No. of Shares Authorized	Shares or Other Equity Interest Outstanding
Electronics Boutique Norway AS (100% owned by EB Luxembourg Holdings S.a.r.l.)	Norway	4/3/01	Capital	1,000	1,000
Ganestop Italy Srl (formerly, EB Italy Srl) (100% owned by EB Luxembourg Holdings S.a.r.l.)	Italy	2/12/04	N/A	N/A	N/A
EB Games Sweden AB (100% owned by EB Luxembourg Holdings S.a.r.l.)	Sweden	9/13/94	Capital	37,500	37,500

Schedule 3.13 to First Amendment to Credit Agreement

Name of Subsidiary and Ownership	Jurisdiction of Incorporation	Incorporation/ Organization Date	Class of Securities	No. of Shares Authorized	Shares or Other Equity Interest Outstanding
EB Games Management Services AB 100% owned by EB Games Sweden AB	Sweden	11/15/04	Capital	1,000
EB Luxembourg Holdings S.à.r.l.	Luxembourg	7/28/05	shares	125
Jump Ordenadores, S.L.U. (100% owned by EB Luxembourg Holdings S.a.r.l.)	Spain	7/1/91	N/A	N/A	N/A
EB Games Finland Oy Ab (100% owned by EB Luxembourg Holdings S.a.r.l.)	Finland		N/A	N/A	N/A
GameStop Deutschland GmbH (formerly Electronics Boutique AG) (100% owned by EB Luxembourg Holdings S.a.r.l.)	Germany	12/20/01	N/A	N/A	N/A
EB Games Trading GmbH (100% owned by EB Luxembourg Holdings S.a.r.l.)	Austria	10/13/05	N/A	N/A	N/A
GameStop Schweiz GmbH (formerly PC-Joy AG) (100% owned by EB Luxembourg Holdings S.a.r.l.)	Switzerland	6/22/93	N/A	N/A	N/A

Schedule 3.13 to First Amendment to Credit Agreement